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                                                                   Exhibit 10.48



                          FORM OF AMENDMENT NO. 1 TO
                       INVESTORS STOCKHOLDERS' AGREEMENT

     AMENDMENT NO. 1 TO INVESTORS STOCKHOLDERS' AGREEMENT, dated as of
             , 1999 (this "Amendment") to that certain Investors Stockholders'
-------------
Agreement dated as of February 4, 1998 (the "Investors Stockholders'
                                             -----------------------
Agreement"), by and among CB CAPITAL INVESTORS, L.P., together with its
---------
Affiliated Successors ("Chase"), J.P. MORGAN INVESTMENT CORPORATION and SIXTY
                        -----
WALL STREET SBIC FUND, L.P.,             , PRIVATE EQUITY INVESTORS III, L.P.,
                            -------------
EQUITY-LINKED INVESTORS-II, TORONTO DOMINION CAPITAL (USA), INC., DAG-TRITON PCS, L.P., FIRST UNION CAPITAL PARTNERS, INC. and the investors listed on
Schedule I to the Investors Stockholders' Agreement (collectively, the "Cash
                                                                        ----
Equity Investors"), Michael E. Kalogris, Steven R. Skinner and David D. Clark
----------------
(the "Management Stockholders").
      -----------------------

     WHEREAS, in connection with the initial public offering of the capital stock of Triton PCS Holdings, Inc. ("Triton"), the Stockholders desire to
                                     ------
amend the Investors Stockholders' Agreement as set forth herein.


     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, and other good and valuable consideration, the value and sufficiency of which is hereby acknowledged the parties hereto agree as follows:

     1. Defined Terms.  Capitalized terms used herein, except as otherwise
        -------------
defined herein, shall have the meanings given to such terms in the Investors Stockholders' Agreement.

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2. Amendments.
   ----------

(a)  Section 2.1 is amended in its entirety to read as follows:

         "2.1 Board of Directors. (a) Each of the Cash Equity Investors hereby
              ------------------
     agrees, so long as such Stockholder continues to hold any shares of Class C Preferred Stock or Common Stock, in exercising its rights under Section 3 of the Company Stockholder Agreement, that it will vote or cause to be voted all of the shares of its Class C Preferred Stock or Common Stock owned or held of record by it (whether now owned or hereafter acquired), in person or by proxy, to cause the selection of directors, the election of directors and thereafter the continuation in office of the following persons as members of the Board of Directors as follows:

            (i) one (1) individual selected by Chase, in its sole discretion, to be nominated pursuant to Section 3.1(a)(i) of the Company Stockholder Agreement; and

            (ii)   one (1) individual selected by holders of at least 66 2/3%
       of the Common Stock Beneficially Owned by all of the Cash Equity Investors which individual shall not be an Affiliate of Chase (the "Other
                                                                           -----
       Cash Equity Investors Director"), to be nominated pursuant to Section
       ------------------------------
       3.1(a)(i) of the Company Stockholder Agreement.


         (b) Any nomination or designation of directors and the acceptance thereof pursuant to this Section 2.1 shall be evidenced in writing.
                              -----------

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           (c)  The rights set forth in clauses (a)(i) above with respect to
        Chase shall terminate if Chase owns less than 25% of the shares of Common Stock Beneficially Owned by Chase on February 4, 1998. Upon any termination of the rights set forth in clause (a), such right(s) shall be exercisable in accordance with the Company Stockholder Agreement by the holders of a Majority in Interest of the Common Stock held by the Cash Equity Investors.


           (d) If the right of the Cash Equity Investors to nominate directors under the Company Stockholder Agreement is reduced to the right to nominate one director pursuant to Section 12.3(c) therein, such right shall be exercisable by either (i) Chase, or (ii) by the Other Cash Equity Investors Director, whichever Cash Equity Investor holds a greater percentage of shares of Common Stock Beneficially Owned by the Cash Equity Investors at the time of the nomination right of the director.

(b)  Section 2.4 is amended in its entirety to read as follows:

           "2.4  Board Committees. If the Cash Equity Investors have the right
                 ----------------
        to appoint a member of a committee of the Board of Directors, such member shall be selected by Chase and the Cash Equity represented by the Other Cash Equity Investors Director with all Cash Equity Investors."

     3.  No Implied Amendments. Except as herein amended, the Investors
         ---------------------
Stockholders' Agreement shall remain in full force and effect and is ratified in all respects. On and after the effectiveness of this Amendment, each reference in the Investors Stockholders' Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Investors Stockholders' Agreement in any other agreements, documents or instruments executed and delivered in connection with the Investors Stockholders'

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Agreement, shall mean and be a reference to the Investors Stockholders'
Agreement, as amended by this Amendment.

     4. Counterparts. This Amendment may be executed by the parties hereto in
        ------------
several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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      In WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                             CB CAPITAL PARTNERS, L.P.

                             By:  CB Capital Investors, Inc.,
                                  its general partner


                             By:
                                  __________________________________________
                                  Name:
                                  Title:



                             J.P. MORGAN INVESTMENT CORPORATION



                             By:
                                  __________________________________________
                                  Name:
                                  Title:

                             SIXTY WALL STREET SBIC FUND, L.P.

                             By:  Sixty Wall Street SBIC Corporation,
                                  its general partner


                             By:
                                  __________________________________________
                                  Name:
                                  Title:



                             PRIVATE EQUITY INVESTORS III, L.P.

                             By:  Rohit M. Desai Associates, III, L.L.C.,
                                  its general partner


                             By:
                                  __________________________________________
                                  Name:
                                  Title:


                              EQUITY-LINKED INVESTORS-II

                              By:  Rohit M. Desai Associates-II,
                                   its general partner


                              By:
                                   __________________________________________
                                   Name:
                                   Title:

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                             TORONTO DOMINION CAPITAL (USA), INC.


                             By:
                                  __________________________________________
                                  Name:
                                  Title:



                             DAG-TRITON PCS, L.P.

                             By:  Duff Ackerman Goodrich LLC,
                                  its general partner


                             By:
                                  __________________________________________
                                  Name:
                                  Title:

                             FIRST UNION CAPITAL PARTNERS, INC.


                             By:
                                  __________________________________________
                                  Name:
                                  Title: